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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements file Nos. 333-33345 and 333-64231.



                                            ARTHUR ANDERSEN LLP

Tulsa, Oklahoma
 March 30, 1999